SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report September 30, 2002
              (Date of Earliest Event Reported: September 20, 2002)

                                DSTAGE.COM, INC.
      (EXACT NAME OF SMALL BUSINESS REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (State or other jurisdiction of Incorporation)


        000-30785                                       52-2195605
(Commission  File  Number)               (I.R.S.  Employer  Identification  No.)


                         7389  (BUSINESS SERVICES  NEC)
                      Standard  Industrial  Classification


            1600 BROADWAY, SUITE 2400                          80202
              DENVER,  COLORADO                         (Zip  Code)
                    (Address of principal executive offices)

                                 (303) 542-1802
               Registrant's telephone number, including area code



Item  1.  Changes  in  Control  of  Registrant

N/A


Item  2.  Acquisition  or  Deposition  of  Assets

N/A


Item  3.  Bankruptcy  or  Receivership.

N/A

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Item  4.  Changes  in  Registrant's  Certifying  Accountant.

N/A


Item  5.  Other  Events.

N/A


Item  6.  Resignations  of  Directors

On October 23, 2002, Sue M. Perrault submitted a letter of resignation to the Board of Directors. On October 23, 2002, the Board of Directors accepted Ms. Perrault's resignation and elected Rounsevelle W. Schaum to replace Ms. Perrault as President and Director effective immediately.

Item  7.  Financial  Statements  and  Exhibits

(a)  Financial  Statements  of  Business  Acquired.
Not  Applicable.

(b)  Pro  Forma  Financial  Information.
Not  Applicable.

(c)  Exhibits.

Exhibit 17.1 - Letter from Sue Perrault, dated October 23, 2002, resigning as President and Director.

Exhibit 17.2 - Letter from Frank Maresca , dated October 23, 2002, accepting Sue Perrault's resignation as President and Director.


Exhibit  99.1  -  Press  Release  dated  October  23,  2002

A copy of Dstage's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's filings with the Securities and Exchange Commission.

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EXHIBIT  17.1



                                  October  23,  2002


Frank  Maresca,  CEO
Dstage.com,  Inc.
1600  Broadway,  Suite  2400
Denver,  CO  80202


       Attn:    Frank  Maresca,  CEO,  and  Director

Dear  Frank:

This letter is to inform you that, effective immediately, I am resigning as President and from the Board of Directors of Dstage.com, Inc.

As one of the founders of the company, the last three years have been extremely rewarding and exciting. It has been a true pleasure to serve with you, Don and the rest of the Dstage team. Growing the network of affiliates from around the world has been an experience I will always remember. I believe Dstage has made incredible progress since its inception and development stage companies will benefit from the depth of expertise for years to come. Unfortunately at this time, personal and professional obligations are forcing me to resign my position with the company.

I will always remain a staunch supporter of Dstage and look forward to seeing the company's success continue throughout the years.


Best  regards,

/s/Sue  Perrault
   Sue  Perrault

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EXHIBIT  17.2




                                 October  23,  2002


Ms.  Sue  Perrault
c/o  Dstage.com,  Inc.
1600  Broadway,  Suite  2400
Denver,  CO  80202

Dear  Sue:

I am writing in response to your letter dated today and sent by e-mail, advising of your resignation from the Board of Directors of Dstage.com, Inc., as well as your resignation as CFO, which the Board has accepted.

Your selfless contribution over the past several years has been greatly appreciated and critical to our efforts. You will be sorely missed.

Sincerely,


/s/Frank  Maresca
   Frank  Maresca,  CEO
   Dstage.com,  Inc.

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EXHIBIT  99.1

SOURCE:  Dstage.com,  Inc.

Dstage  Appoints  Rounsevelle  W.  Schaum  As  President  and  Director

DENVER--(BUSINESS  WIRE)-October  23, 2002-Dstage.com, Inc. (OTC Bulletin Board:
DSTG - news), pioneers of a new approach to venture formation, today announced that its Board of Directors has appointed Rounsevelle "Skip" W. Schaum as President and Director, effective immediately. A graduate of Harvard Business School and Stanford, Mr. Schaum's addition is expected to further the Company's pursuit of defining the future of venture formation. Concurrent with Mr. Schaum's appointment, Sue Perrault, who served as the Company's president since its founding, will resign as Director and President.

"Having just celebrated my third anniversary of serving as the President and as a Director of Dstage, I can't think of a more fitting reward than to be succeeded by someone with the experience, intellect and business savvy Mr. Schaum brings to the table," according to former Dstage President Sue Perrault.

"There is little room to question the dedication and commitment of professionals that choose to serve as Officers and Directors of Dstage," according to Dstage Chairman Don Marinari. "Seeing Sue's tireless efforts over the past three years has been an inspiration to the entire Dstage team. With a model that compensates executives purely in the form of common stock, only professionals that believe in the prospects for a company's success sign on. We are extremely pleased with the addition of our newest team member."

Mr. Schaum is the Chairman of Newport Capital Partners, Inc., an investment banking firm specializing in providing financial advisory services to emerging growth companies.

He is a graduate of Phillips Andover Academy and holds a Bachelor of Science degree in Mechanical Engineering from Stanford University and an MBA degree from the Harvard Business School. He was also a member of the faculty and Defense Research Staff of the Massachusetts Institute of Technology, where he participated in the development of the computer programs for the Ballistic Missile Early Warning System.

He is a director and chairman of the audit committee of the Quigley Corporation (NASDAQ "QGLY") and was a founder and director of Streaming Media Corporation. He was also the Chairman and CEO of BusinessNet Holdings Corporation and has served as a crisis manager for Heller Financial Corporation. He also served on the District Advisory Council of the U.S. Small Business Administration; as Chairman of the California Small Business Development Corporation, a private venture capital syndicate; and was the founder and Managing Director of the Center of Management Sciences, a consulting firm serving the aerospace industry. He was the principal author of the "Weapon Systems Management Guide" under contract to the Office of the Secretary of Defense.

 Mr. Schaum resides in Newport, Rhode Island, where he has been active in civic affairs. He is a member of the Naval War College Foundation and a director of the Newport Historical Society.

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About  Dstage:

Dstage.com, Inc. was formed in October of 1999 to pursue a new approach to venture formation and development. The Dstage model attempts to substantially reduce burdensome cash requirements from the earliest stages of venture creation and replace it with proven knowledge, expertise, technology and other forms of "securitized" intellectual capital. To learn more about the Dstage approach to venture formation and intellectual capital securitization, please email your request to IR@dstage.com. For general information about the company, please visit the Company's Investor Relations Center at WWW.DSTAGE.COM.


FORWARD  LOOKING  STATEMENT  DISCLOSURE

In conjunction with the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this news release may contain forward-looking statements pertaining to future anticipated projected plans, performance and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimates of future results and there can be no assurance that actual results will not materially differ from expectation. Further information on potential factors that could affect Dstage.com, Inc. is included in the Company's filings with the Securities and Exchange Commission.


Contact:
Skip  Schaum
Newport  Capital  Partners,  Inc.
401-841-0430
skip@dstage.com



Item  8.  Change  in  Fiscal  Year.

N/A

Item  9.  Regulation  FD  Disclosure.

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dstage.com,  Inc.
(Registrant)


/s/Frank  R.  Maresca
   Frank  R.  Maresca,  CEO

October  29,  2002

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